UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Value Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

As we reflect on 2012, which showed a continuation of the macroeconomic-driven volatility, we remind ourselves how grateful we are to be fundamentals-based, bottom-up investors. While we would certainly welcome wholesale market appreciation, we were pleased to see stock picking lead the way for the portfolio this year because it gives us the opportunity to highlight our research-intensive approach to investing, which we believe is a key competitive advantage of our investment process.

For the 12-month period, the Value Fund recorded a return of 19.46%, outperforming both the Lipper Large-Cap Value Funds Index return of 15.87% and the S&P 500 Index return of 16.00%. Over the six-month period, the fund also outperformed its Lipper peer group and the S&P significantly.

Since your fund’s inception in 1994, it has outpaced both the market and the Lipper index by posting an annualized gain of 10.23% as compared with the S&P 500 gain of 8.39% and the Lipper value benchmark’s gain of 7.52%. (Annualized returns for the fund were 19.46%, 2.32%, and 7.99% for the 1-, 5-, and 10-year periods ended December 31, 2012, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.85% as of its fiscal year ended December 31, 2011.)

Since the start of my tenure as portfolio manager of your fund three years ago, world financial markets have been mired in uncertainty, and this year was no exception. Political tribulations—from “ObamaCare” to the Presidential election and the fiscal cliff debacle—dominated domestic markets for most of the year. Internationally, markets continued to contend with European fiscal austerity, Middle East tensions, and slowing growth in China and other developing nations. Had we allowed the disorderly macro environment to serve as our guide, it would have been difficult keeping up with a market that, in the end, seemed to shake off these uncertainties and turn in strong performance for the year.

Fortunately, our focus is on picking individual stocks by leveraging the broad knowledge of our in-house research analysts against our specific requirements for the portfolio. We enjoy the intellectual challenge that comes from “doing our homework” on stocks that are beaten up, ignored, or passed over; often, that’s where our best investments arise. In fact, some of our more contrarian bets delivered the greatest impact to total return this year.

PORTFOLIO REVIEW

After posting negative returns on a sector-wide basis in 2011, financial stocks made some of the largest gains this year and were the greatest contributors to your fund’s performance. Overall, financial companies benefited from encouraging signs of an improving economy, while shares of many banks got an extra boost after receiving generally positive results from the Federal Reserve’s 2012 capital “stress test.” Your fund benefited most from its large positions in Bank of America, JPMorgan Chase, and Moody’s. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We have been patient investors in Bank of America, and although shares suffered in recent years as the company grappled with fallout from the financial crisis, the stock finally recovered this year and ultimately delivered gains of over 100%. We are encouraged by management’s commitment to significant cost-cutting as well as its focus on fully integrating years’ worth of mergers and acquisitions in order to achieve maximum efficiency. The stock is also leveraged to the ongoing housing recovery, which we believe is likely to continue over the near to medium term.

JPMorgan Chase was also a top contributor to your fund’s performance, despite setbacks earlier in the year triggered by much publicized trading losses at the company’s proprietary trading unit. We viewed this uncertainty as an opportunity to add to your fund’s holdings in JPMorgan because we believe the company continues to be a leader among the large banks, and we expect further share price appreciation as investors begin to see the company’s potential for substantial return of capital to shareholders as well as its sustainable earnings power.

We have maintained a large position in Moody’s since the financial crisis, and our commitment has paid off as shares delivered a solid total return of more than 50% during the year. Our conviction in Moody’s continues to be driven by its dominant position within an oligopolistic industry, high barriers to entry, substantial recurring free cash flow, and shareholder-friendly capital allocation.

Our investments in health care—including Pfizer, Amgen, and Thermo Fisher Scientific—continued to perform well, despite the raucous health care debate in Washington, D.C. While operating within different industries, these top performers benefited from what they share in common—inexpensive valuations, solid free cash flow, underappreciated products or pipelines, and active efforts to return cash to shareholders through dividends and/or share buybacks. We believe that similar opportunities within health care will hold substantial value for your fund over the coming years.

Although materials was not a top-performing sector compared with the broader market, your fund benefited from two holdings—International Paper and LyondellBasell Industries—that we identified as having unique competitive advantages within industries that are undergoing significant change. International Paper, thought by some to be secularly challenged, has benefited from industry consolidation and capacity rationalization, combined with continued healthy demand for its containerboard products. LyondellBasell is a commodity chemical and refining company that is uniquely positioned to benefit from plentiful supplies of low-priced natural gas in the U.S. Including their healthy dividend yields, International Paper and LyondellBasell delivered total returns for the year of 39% and 93%, respectively.

Utilities was the only overall sector to detract from your fund’s performance, due mainly to our investments in Exelon and AES. Exelon is a diversified utility with low-cost nuclear power plants located throughout the Midwest and Mid-Atlantic regions. Earnings have been under pressure as low natural gas prices weigh on electricity rates across the region. In addition, electricity consumption has been slow to return to prerecession levels, both in industrial and residential applications. We view these challenges as cyclical and continue to like Exelon because it is a low-cost producer with high-quality assets in attractive regions. AES is a turnaround story that recently appointed new management, which seems determined to find ways to unlock significant value from its undermanaged assets.

Dell and Marvell Technology Group also negatively affected performance this year. Dell is contending with significant disruptions in the PC market by working to improve its product quality and expanding its information technology services businesses. We believe that Dell is taking the necessary steps to improve its earnings profile and that the stock remains significantly undervalued given its strong free cash flow. As of this writing, Dell shares have been bolstered by speculation that private equity investors may attempt to buy the company, which we would welcome at a fair and appropriate price. In contrast, we eliminated our holding in Marvell as we determined our original investment thesis was unlikely to play out. We believed Marvell would be able to make a successful transition from a reliance on older semiconductor technology to making products for faster-growing end markets; however, this did not play out within the time frame that we expected, and our discipline necessitated that we sell our investment.

Kohl’s, a Midwest-based national chain of department stores, was also a notable detractor to your fund’s performance. Kohl’s has suffered from various inventory and marketing missteps in recent years, but we believe management is taking appropriate action to address these issues and begin regaining market share, with a focus on improving the top and bottom lines. We are also encouraged by management’s continued willingness to make sizable share repurchases while the share price is depressed.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions.

We focus a great deal on understanding both the return potential and risk associated with a given company when selecting appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peer universe over the long term.

Perhaps the greatest overall shift in the portfolio this year was within our energy sector holdings. Through close collaboration with our energy research analysts, we identified several important trends that influenced our actions in the portfolio. We believe we are in the midst of a technological revolution in onshore oil discovery in the U.S., which leads us to expect a meaningful, prolonged increase in oil supply. Given these developments, combined with the large supply of natural gas that has been discovered during the past few years, we reduced or eliminated several holdings that we believed had reached fair value or had further downside risk to lower oil and natural gas prices over time, including Hess, Schlumberger, QEP Resources, and Devon Energy.

While increased domestic oil and natural gas supply will likely result in weaker commodity prices and lower earnings potential for certain exploration and production companies, we believe other energy subsectors are poised to benefit from plentiful, lower-priced feedstocks. We initiated large positions in oil refining companies, including Valero Energy and Phillips 66, as they should enjoy a natural advantage by processing cheaper U.S. crudes into products that are indexed to more expensive world oil prices.

Another new position is Celanese, which benefits from low natural gas and coal prices in much the same way Valero and Phillips benefit from the domestic-international oil price spread. Celanese is a low-cost producer of acetic acid and products made from acetic acid (plastics, adhesives, etc.). In addition, the company has developed proprietary technology to convert this acid into fuel ethanol, which could significantly boost its earnings potential depending on the level of end market acceptance.

Our largest new name this year was industrial conglomerate United Technologies. The company recently completed a series of strategic transactions that reshaped its business portfolio and enhanced its presence in the aerospace industry. Shares have been under pressure as certain of the company’s end markets may face near-term cyclical challenges, but we expect United Technologies to perform well over the longer term given its strong market position, large scale, trusted management team, and substantial free cash flow.

We took advantage of weakness in United Continental shares stemming from lower-than-expected second-quarter results to add to your fund’s position. We believe that United will achieve significant cost benefits and route advantages from its merger with Continental Airlines once the company is fully integrated. We also added to our position in Johnson & Johnson, as shares had lagged other health care companies with similar product segments, such as pharmaceuticals.

Shares of cable and media companies—including Time Warner Cable, Comcast, Discovery Communications, and Walt Disney—all performed well throughout the year as investors flocked to the stability of revenues and cash flows that their business models provide. Although we continue to like these companies, the valuations have become less compelling as the share prices have risen, and we trimmed our position sizes to recycle gains into higher-conviction names.

OUTLOOK

Although we embarked on 2012 with an optimistic outlook, we were pleasantly surprised by the 16% market gain that we experienced last year. We believe equity markets still have room to appreciate but expect gains to continue at a more modest pace. Indications of economic strength abound in the U.S.—from signs of life in the housing market, to hopes of a manufacturing renaissance, to the continued evolution of our energy boom. However, our experience has taught us to take nothing for granted and, instead, continue on our course of hand-selecting stocks that we believe are temporarily mispriced by the market, whatever the cause. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Mark S. Finn
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

January 16, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Pfizer	5.0%
JPMorgan Chase	4.0
Merck	3.3
AT&T	3.1
Johnson & Johnson	2.7
Bank of America	2.3
Procter & Gamble	2.2
MetLife	1.9
International Paper	1.9
Texas Instruments	1.9
Thermo Fisher Scientific	1.8
Cisco Systems	1.8
LyondellBasell Industries	1.7
Valero Energy	1.6
General Electric	1.6
NRG Energy	1.6
Boeing	1.5
United Technologies	1.5
U.S. Bancorp	1.5
Phillips 66	1.5
Chevron	1.4
Honeywell International	1.4
AES	1.3
Morgan Stanley	1.2
Celanese	1.2
Total	**50.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 22.54	$ 23.34	$ 20.48	$ 15.15	$ 25.87
Investment activities					
Net investment income[1]	0.42	0.35[2]	0.44[2]	0.30[2]	0.35[2]
Net realized and unrealized gain (loss)	3.96	(0.83)	2.82	5.33	(10.65)
Total from investment activities	4.38	(0.48)	3.26	5.63	(10.30)
Distributions					
Net investment income	(0.44)	(0.32)	(0.40)	(0.30)	(0.26)
Net realized gain	(0.10)	–	–	–	(0.16)
Total distributions	(0.54)	(0.32)	(0.40)	(0.30)	(0.42)
NET ASSET VALUE					
End of period	**$ 26.38**	**$ 22.54**	**$ 23.34**	**$ 20.48**	**$ 15.15**

Ratios/Supplemental Data

Total return[3]	**19.46%**	**(2.00)%[2]**	**15.96%[2]**	**37.15%[2]**	**(39.76)%[2]**
Ratio of total expenses to average net assets	0.85%	0.85%[2]	0.85%[2]	0.89%[2]	0.89%[2]
Ratio of net investment income to average net assets	1.67%	1.49%[2]	2.06%[2]	1.72%[2]	1.60%[2]
Portfolio turnover rate	55.5%	53.0%	29.5%	20.2%	19.9%
Net assets, end of period (in millions)	$ 13,319	$ 11,297	$ 11,471	$ 8,458	$ 5,094

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5. Excludes expenses in excess of 0.00%, 0.00%, 0.01%, and 0.00% of average net assets for the years ended 12/31/11, 12/31/10, 12/31/09, and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 22.33	$ 23.11	$ 20.32	$ 15.05	$ 25.69
Investment activities					
Net investment income(1)	0.35	0.30(2)	0.39(2)	0.28(2)	0.31(2)
Net realized and unrealized gain (loss)	3.93	(0.81)	2.80	5.29	(10.56)
Total from investment activities	4.28	(0.51)	3.19	5.57	(10.25)
Distributions					
Net investment income	(0.39)	(0.27)	(0.40)	(0.30)	(0.23)
Net realized gain	(0.10)	–	–	–	(0.16)
Total distributions	(0.49)	(0.27)	(0.40)	(0.30)	(0.39)
NET ASSET VALUE					
End of period	**$ 26.12**	**$ 22.33**	**$ 23.11**	**$ 20.32**	**$ 15.05**

Ratios/Supplemental Data					
Total return(3)	**19.19%**	**(2.16)%(2)**	**15.75%(2)**	**37.00%(2)**	**(39.85)%(2)**
Ratio of total expenses to average net assets	1.07%	1.03%(2)	1.04%(2)	1.03%(2)	1.02%(2)
Ratio of net investment income to average net assets	1.41%	1.28%(2)	1.85%(2)	1.70%(2)	1.45%(2)
Portfolio turnover rate	55.5%	53.0%	29.5%	20.2%	19.9%
Net assets, end of period (in millions)	$ 254	$ 294	$ 334	$ 406	$ 887

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5. Excludes expenses in excess of 0.00%, 0.00%, 0.01%, and 0.00% of average net assets for the years ended 12/31/11, 12/31/10, 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 8.7%		
Auto Components 1.0%		
TRW (1)	2,505,000	134,293
		134,293
Automobiles 1.1%		
General Motors (1)	4,955,000	142,853
		142,853
Diversified Consumer Services 0.2%		
Apollo Group, Class A (1)	1,425,000	29,811
		29,811
Hotels, Restaurants & Leisure 1.0%		
Carnival	3,798,900	139,686
		139,686
Media 3.8%		
Cablevision, Class A	1,355,000	20,244
Charter Communications, Class A (1)	745,600	56,844
Comcast, Class A	2,960,000	106,412
Comcast, Class A	1,266,900	47,357
Discovery Communications, Class C (1)	925,000	54,112
Time Warner	1,290,000	61,701
Time Warner Cable, Class A	1,215,000	118,086
Walt Disney	1,080,000	53,773
		518,529
Multiline Retail 1.0%		
Kohl's	3,160,610	135,843
		135,843

Specialty Retail 0.6%		
Lowe's	2,320,000	82,406
		82,406
Total Consumer Discretionary		1,183,421
CONSUMER STAPLES 5.8%		
Beverages 1.2%		
Dr Pepper Snapple	2,142,900	94,673
PepsiCo	1,060,000	72,536
		167,209
Food & Staples Retailing 0.1%		
Wal-Mart	200,000	13,646
		13,646
Food Products 1.2%		
Archer-Daniels-Midland	2,695,000	73,816
Kellogg	1,630,000	91,035
		164,851
Household Products 2.7%		
Energizer	865,000	69,183
Procter & Gamble	4,324,000	293,556
		362,739
Personal Products 0.6%		
Avon	5,055,000	72,590
		72,590
Total Consumer Staples		781,035
ENERGY 9.4%		
Oil, Gas & Consumable Fuels 9.4%		
Anadarko Petroleum	315,000	23,408
Apache	1,405,000	110,292

Chevron	1,795,000	194,111
CONSOL Energy	2,060,000	66,126
Eni (EUR)	433,340	10,690
Newfield Exploration (1)	1,793,200	48,022
Phillips 66	3,726,000	197,851
Pioneer Natural Resources	870,000	92,733
Southwestern Energy (1)	1,465,000	48,946
Spectra Energy	3,845,000	105,276
Valero Energy	6,490,000	221,439
Williams Companies	4,900,400	160,439
Total Energy		1,279,333
FINANCIALS 23.4%		
Capital Markets 3.7%		
Ameriprise Financial	1,205,000	75,469
Goldman Sachs	105,000	13,394
Invesco	3,000,000	78,270
Lazard	1,425,000	42,522
Morgan Stanley	8,470,000	161,947
State Street	1,600,000	75,216
TD Ameritrade Holding	2,840,000	47,740
		494,558
Commercial Banks 4.7%		
CIT Group (1)	1,595,000	61,631
PNC Financial Services Group	1,805,000	105,249
Regions Financial	2,790,000	19,865
SunTrust	4,625,000	131,119
U.S. Bancorp	6,325,000	202,020
Wells Fargo	3,615,000	123,561
		643,445
Consumer Finance 1.8%		
American Express	815,000	46,846
Capital One Financial	1,880,000	108,908

SLM Corporation	5,150,000	88,220
		243,974
Diversified Financial Services 7.2%		
Bank of America	27,210,000	315,636
JPMorgan Chase	12,290,000	540,391
Moody's	2,505,000	126,052
		982,079
Insurance 5.3%		
Allstate	2,560,000	102,835
Assured Guaranty	4,390,000	62,470
Marsh & McLennan	1,275,000	43,949
MetLife	7,840,000	258,250
Progressive	2,267,700	47,848
The Travelers Companies	1,075,000	77,207
XL Group	5,080,300	127,312
		719,871
Real Estate Investment Trusts (REITs) 0.6%		
Weyerhaeuser, REIT	2,958,357	82,302
		82,302
Real Estate Management & Development 0.1%		
St. Joe (1)	440,000	10,155
		10,155
Total Financials		3,176,384
HEALTH CARE 17.9%		
Biotechnology 1.0%		
Amgen	1,540,000	132,933
		132,933

Airlines 1.1%		
United Continental (1)	6,410,000	149,866
		149,866
Electrical Equipment 0.8%		
Emerson Electric	2,025,000	107,244
		107,244
Industrial Conglomerates 2.4%		
3M	1,093,900	101,568
GE	10,535,000	221,130
		322,698
Machinery 0.3%		
Ingersoll-Rand	905,500	43,428
		43,428
Road & Rail 0.5%		
Canadian Pacific Railway	140,000	14,227
CSX	1,980,000	39,065
Union Pacific	100,000	12,572
		65,864
Total Industrials & Business Services		1,347,304
INFORMATION TECHNOLOGY 7.1%		
Communications Equipment 1.8%		
Cisco Systems (2)	12,558,800	246,780
		246,780
Computers & Peripherals 0.5%		
Dell	6,281,600	63,633
		63,633
Electronic Equipment, Instruments & Components 0.6%		
Corning	3,360,000	42,403

TE Connectivity	992,656	36,848
		79,251
IT Services 0.8%		
Visa, Class A	690,000	104,590
		104,590
Semiconductor & Semiconductor Equipment 2.3%		
Micron Technology (1)	10,525,000	66,833
Texas Instruments	8,220,000	254,327
		321,160
Software 1.1%		
Microsoft	925,000	24,725
Oracle	3,670,000	122,285
		147,010
Total Information Technology		962,424
MATERIALS 6.4%		
Chemicals 3.6%		
Celanese, Class A	3,625,000	161,422
Lyondellbasell Industries, Class A	4,155,000	237,209
Potash Corporation of Saskatchewan	2,280,000	92,773
		491,404
Containers & Packaging 0.9%		
Crown Cork & Seal (1)	1,815,000	66,810
Owens-Illinois (1)	2,112,700	44,937
		111,747
Paper & Forest Products 1.9%		
International Paper	6,460,000	257,366
		257,366
Total Materials		860,517

CONVERTIBLE PREFERRED STOCKS 0.2%

FINANCIALS 0.2%

Commercial Banks 0.2%

Fifth Third Bancorp	185,000	25,871
Total Convertible Preferred Stocks (Cost $6,749)		25,871

SHORT-TERM INVESTMENTS 1.4%

Money Market Funds 1.4%

T. Rowe Price Reserve Investment Fund, 0.12% (3)(4)	194,854,581	194,855
Total Short-Term Investments (Cost $194,855)		194,855

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 0.12% (3)(4)	2,000	2
Total Investments through Securities Lending Program with State Street Bank and Trust Company		2
Total Securities Lending Collateral (Cost $2)		2
Total Investments in Securities		
100.6% of Net Assets (Cost $11,723,443)		**$ 13,657,525**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2012. See Note 3.
(3) Seven-day yield
(4) Affiliated Companies
EUR Euro
GBP British Pound
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $11,723,443)	$ 13,657,525
Receivable for investment securities sold	31,054
Dividends and interest receivable	13,790
Receivable for shares sold	5,574
Other assets	181
Total assets	13,708,124
Liabilities	
Payable for shares redeemed	119,825
Investment management fees payable	7,442
Payable for investment securities purchased	4,811
Due to affiliates	2,220
Obligation to return securities lending collateral	2
Other liabilities	383
Total liabilities	134,683
NET ASSETS	**$ 13,573,441**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 98,095
Net unrealized gain	1,934,098
Paid-in capital applicable to 514,626,156 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	11,541,248
NET ASSETS	**$ 13,573,441**
NET ASSET VALUE PER SHARE	
Investor Class ($13,319,165,490 / 504,889,412 shares outstanding)	**$ 26.38**
Advisor Class ($254,275,240 / 9,736,744 shares outstanding)	**$ 26.12**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/12	12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 211,848	$ 180,271
Net realized gain	580,583	829,163
Change in net unrealized gain (loss)	1,457,965	(1,250,809)
Increase (decrease) in net assets from operations	2,250,396	(241,375)
Distributions to shareholders		
Net investment income		
Investor Class	(219,509)	(159,903)
Advisor Class	(3,890)	(3,558)
Net realized gain		
Investor Class	(49,888)	–
Advisor Class	(998)	–
Decrease in net assets from distributions	(274,285)	(163,461)
Capital share transactions*		
Shares sold		
Investor Class	1,732,475	1,435,376
Advisor Class	42,701	106,801
Distributions reinvested		
Investor Class	266,499	157,977
Advisor Class	4,735	3,410
Shares redeemed		
Investor Class	(1,906,843)	(1,376,670)
Advisor Class	(133,170)	(136,524)
Increase in net assets from capital share transactions	6,397	190,370
Net Assets		
Increase (decrease) during period	1,982,508	(214,466)
Beginning of period	11,590,933	11,805,399
End of period	**$ 13,573,441**	**$ 11,590,933**
Undistributed net investment income	–	29,548

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $426,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $128,268,000 of net gain on $408,990,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management.

Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $2,000; the value of cash collateral investments was $2,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,079,630,000 and $6,992,859,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2012, the fund utilized $242,459,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $645,000 for T. Rowe Price Services, Inc.; and $1,017,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $474,000 for shareholder servicing costs related to the college savings plans, of which $383,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $553,000 of Spectrum Funds’ expenses and $19,869,000 of Retirement Funds’ expenses. Of these amounts, $11,546,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 79% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $217,000 from short-term capital gains,

  $88,093,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $211,999,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $211,999,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company; Vice President, Value Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Value Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price; formerly intern,
Vice President	Franklin Templeton Investments (to 2009);
Manager, Deloitte Financial Advisory Services
(to 2008)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013